[LOGO]
                                 ABG
                                 Atlantic
                                 BancGroup, Inc.

                                 March 29, 2005

To our Shareholders:

      The 2005 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233 on April 28, 2005, begin-ning at 2:00 p.m. local time.

      The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business, which this year includes only routine matters. Our directors and officers, as well as a representative of the accounting firm Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions and to share with you our plans and goals for 2005.

      It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

      On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

                                       Sincerely,


                                       /s/ Barry W. Chandler

                                       Barry W. Chandler
                                       President and Chief Executive Officer

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                     [LOGO]
                                ABG
                                Atlantic
                                BancGroup, Inc.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2005

      The 2005 Annual Meeting of Shareholders ("Annual Meeting") of Atlantic BancGroup, Inc. ("Atlantic BancGroup") will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on April 28, 2005, beginning at 2:00 p.m. local time. At the Annual Meeting, the holders of Atlantic BancGroup's outstanding common stock will act on the follow-ing items:

      1. - The election of three Class I members of the Board of Directors, each to serve for a three-year term;

      2. - The ratification of the appointment of Stevens, Powell & Company, P.A., as the independent auditors for Atlantic BancGroup and its wholly-owned subsidiary, for the fiscal year ending December 31, 2005;

      3. -  The  adjournment  of  the  Annual  Meeting   to  solicit  additional
            proxies in the event there are not sufficient votes to approve either of the foregoing items;

      4. - To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

      All shareholders of record owning shares of Atlantic BancGroup at the close of business on February 28, 2005, are entitled to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,


                                        /s/ David L. Young

                                        David L. Young
                                        Corporate Secretary
Jacksonville Beach, Florida
March 29, 2005

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                     [LOGO]
                                ABG
                                Atlantic
                                BancGroup, Inc.

                                 PROXY STATEMENT

      These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup") to be voted at the 2005 Annual Meeting of Shareholders, and any adjournment thereof ("Annual Meeting"). Atlantic BancGroup's Annual Report, which includes the financial statements for the fiscal year ended December 31, 2004, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 29, 2005.

Date, Time and Location

      >>    Thursday, April 28, 2005

      >>    2:00 p.m. local time

      >>    The Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida
            32233

Solicitation and Voting of Proxies

      This Proxy Statement and the accompanying Proxy Card are being furnished to Atlantic BancGroup shareholders in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, the parent holding company of Oceanside Bank ("Bank").

      Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors' recommenda-tions as stated in this Proxy Statement.

      In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order that the Annual Meeting can proceed as scheduled.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Revocation of Proxy

      Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

   >> Delivering a written notice of revocation to Atlantic BancGroup; or

   >> Delivering a duly executed proxy bearing a later date to Atlantic
      BancGroup; or,

   >> Attending the Annual Meeting and choosing to vote in person.

Voting Procedures

      Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

      Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

      If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters to vote upon at this Annual Meeting.

      The close of business on February 28, 2005, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,247,516 shares of Atlantic BancGroup common stock outstanding which were held by approximately 650 shareholders.

                               MARKET INFORMATION

      Our common stock is quoted on the NASDAQ SmallCap Market under the symbol "ATBC." Our primary market maker in the stock is Advest, Inc. The market price for our stock is included in our Annual Report on Form 10-KSB under the heading "Market Price for Registrant's Common Equity and Related Stockholder Matters."

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                           BOARD OF DIRECTORS MEETINGS

      During the year ended December 31, 2004, Atlantic BancGroup's Board of Directors held four regular meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. Atlantic BancGroup currently does not pay directors' fees, except for $500 per month paid to its Chairman, Donald J. Glisson, Jr. The Directors of the Bank receive $750 for each Board meeting. Members of the Bank's Loan Committee receive $250 per month for serving on the Committee. Atlantic BancGroup requires its Directors to attend the Annual Meeting of Shareholders, and in 2004, all of our Directors were in attendance.

                      COMMITTEES OF THE BOARD OF DIRECTORS

General

      Atlantic BancGroup does not have a standing Nominating or Compensation Committee. The Board of Directors as a whole acts as a Nominating Committee for the annual selection of nominees for the election of directors. Atlantic BancGroup does not feel a Nominating Committee is necessary because the Board as a whole is very familiar with the community and is knowledgeable regarding the selection of directors from the community. In addition, other than Barry
Chandler, our Chief Executive Officer and President, our directors are considered "Independent Directors" under the National Association of Securities Dealers Rules. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations nor has it to date established any director nominee criteria or shareholder nominee procedures. The Board does not have a charter or other written guidelines for the nominating process, but the Board has historically selected nominees based on their activity in the community, their experience with other banking institutions and involvement with Oceanside Bank.

      In 2004, Atlantic BancGroup had only one standing committee, the Audit Committee, which was comprised of the same members that serve on the Bank's Audit Committee. The Audit Committee has adopted a formal charter, a copy of which is attached to this Proxy Statement as Exhibit A. The standing committees of the Bank are the: Audit Committee, Loan Committee, Asset/Liability/Investment Committee, and Compensation Committee. The following table lists the members of each Committee in 2004.

                         (Table to follow on next page)

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                     Asset/Liability/
Board Member               Audit        Investment       Loan     Compensation
------------               -----        ----------       ----     ------------
Frank J. Cervone                             X                          X

Barry W. Chandler                            X             X            X

Jimmy D. Dubberly          Chair

Donald F. Glisson, Jr.       X             Chair           X          Chair

Robin H. Scheiderman         X               X

Gordon K. Watson                                           X            X

Conrad L. Williams           X                             X

Dennis M. Wolfson                                        Chair

David L. Young                               X

                          REPORT OF THE AUDIT COMMITTEE

      The functions of the Audit Committee are focused on three areas:

            o The adequacy of Atlantic BancGroup's and the Bank's internal controls and financial reporting process and the reliability of Atlantic BancGroup's and the Bank's financial statements.

            o     The  performance  of  Atlantic   BancGroup's  and  the  Bank's
                  internal auditors and the independence and performance of Atlantic BancGroup's and the Bank's independent auditors.

            o Atlantic BancGroup's and the Bank's compliance with legal and regulatory requirements.

      The Audit Committee met with management periodically to consider the adequacy of Atlantic BancGroup's and the Bank's internal controls and the objectivity of their financial reporting. These matters were discussed with Atlantic BancGroup's and the Bank's independent auditors.

      The Audit Committee met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees and independence from management.

      The Board of Directors believes that the members of the Audit Committee are all "Independent Directors" as defined under the National Association of Securities Dealers Rules. In addition, the Board has determined that none of the Directors have any relationships which would impair their abilities to objectively and impartially execute their duties.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

      Ms. Robin Scheiderman, a Certified Public Accountant, with extensive auditing experi-ence, has the requisite financial expertise to qualify as an "audit committee financial expert" as defined by Securities and Exchange Commission Rules. Accordingly, the Board has designated Ms. Scheiderman to hold that position.

      Management has primary responsibility for Atlantic BancGroup's and the Bank's financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, review the results of operations and cash flows of Atlantic BancGroup and the Bank in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues they believe should be raised or addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

      This year, the Audit Committee reviewed Atlantic BancGroup's and the Bank's audited financial statements as of, and for, the fiscal year ended December 31, 2004, and met with both management and independent auditors of Atlantic BancGroup and the Bank to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      The Audit Committee has received from, and discussed with, Stevens, Powell & Company, P.A. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from Atlantic BancGroup and the Bank. The Audit Committee also discussed with Stevens, Powell & Company, P.A. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Atlantic BancGroup's audited financial statements be included in Atlantic BancGroup's and the Bank's annual report on Form 10-KSB for the fiscal year ended December 31, 2004. Atlantic BancGroup's and the Bank's Audit Committee each met four times in 2004. No Audit Committee member attended less than 75% of the meetings.

      Jimmy D. Dubberly, Chairman                    Dr. Conrad L. Williams
      Robin H. Scheiderman                           Donald F. Glisson, Jr.

Asset/Liability/Investment Committee

         The Asset/Liability/Investment Committee at the Bank establishes the asset and liability management policies of the Bank, monitors and sets limitations for interest-rate risk and reviews asset and liability reports relating to Atlantic BancGroup's balance sheet mix. The Committee met four times during the year. No member of the Asset/Liability/Investment Committee attended less than 75% of Committee meetings, except for Frank J. Cervone, who attended 50% of the meetings.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Loan Committee

      The Loan Committee of the Bank meets as required to act upon significant loan requests made to the Bank. The Committee met 35 times during the year. No Loan Committee member attended less than 75% of Committee meetings.

Compensation Committee

      The Bank's Compensation Committee meets as required to consider the adequacy of the Bank's compensation policies in meeting the goals of the Bank. The Compensation Committee met once in 2004, with all members in attendance.

                      o PROPOSAL I. ELECTION OF DIRECTORS o

      The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, with each group serving for staggered three-year terms. This year, Class I directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

      The three nominees, Frank J. Cervone, Barry W. Chandler and Jimmy D. Dubberly have indicated that their willingness to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

      As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

      Information relating to the business experience and age of Atlantic BancGroup's director nominees, continuing directors and non-director executive officers is set forth below.

                                DIRECTOR NOMINEES

                                CLASS I DIRECTORS
                             TERMS TO EXPIRE IN 2008

Frank J. Cervone, age 52, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 2000, and a director of the Bank since December 1996. Dr. Cervone is an endodontist and has been practicing in Jacksonville Beach since 1990. Dr. Cervone holds a Bachelor's degree in Biology from the University of Pittsburgh, a D.M.D. degree from the University of Pittsburgh, School of Dental Medicine, and a specialty designation in Endodontics from the University of Pennsylvania.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Barry W. Chandler, age 54, is a director of Atlantic BancGroup and Chairman of the Board of the Bank. Mr. Chandler has served as: President and Chief Executive Officer of Atlantic BancGroup since April 2000, director of Atlantic BancGroup since December 1998, President of the Bank since 1996, and Chief Executive Officer of the Bank since April 2000. Prior to joining the Bank, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Bank Management of the University of Virginia.

Jimmy D. Dubberly, age 63, is a director of Atlantic BancGroup and the Bank. He has been a director with Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Dubberly is also the Chairman and Chief Executive Officer of the South Georgia Bank, Glennville, Georgia, positions he has held since 1986. Mr. Dubberly is a graduate of the School of Banking of the South at Louisiana State University, and the Georgia Banking School at the University of Georgia.

                              CONTINUING DIRECTORS

                               CLASS II DIRECTORS
                             TERMS EXPIRING IN 2007

Donald F. Glisson, Jr., age 45, is Chairman of the Board of Atlantic BancGroup and a director of the Bank. He has served in these positions since December 1998 and 1996, respectively. Mr. Glisson serves as President of Triad Financial Services, Inc., in Jacksonville, Florida. Triad Financial is a 100 plus employee consumer finance company. Mr. Glisson graduated from the Florida State University with a Bachelor's degree in Finance.

Robin H. Scheiderman, age 48, is a director of Atlantic BancGroup and the Bank. She has served in these positions since December 1998 and 1997, respectively. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. Prior to that she served as the Chief Financial Officer for the California College for Health Sciences. In addition, Ms. Scheiderman served as Director of Taxes for Florida Rock Industries, Inc. in Jacksonville, Florida. She earned a Bachelor's degree and a Master's degree from the University of North Florida. Ms. Scheiderman is a licensed Certified Public Accountant and Certified Financial Planner.

Gordon K. Watson, age 55, is a director of Atlantic BancGroup and has served in that capacity since December 1998. He has also been a director of the Bank since 1996. Mr. Watson is a founding member and senior partner with the law firm of Watson & Osborne, P.A. in Jacksonville, Florida since 1974. He is a resident of Ponte Vedra Beach. Mr. Watson received a Bachelor's degree in Marketing and Management from Jacksonville University and his Juris Doctor degree from the University of Florida.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                               CLASS III DIRECTORS
                             TERMS EXPIRING IN 2006

Conrad L. Williams, age 75, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since 1996. Dr. Williams is a retired veterinarian. He has been a resident of the Jacksonville Beaches community since 1959. Dr. Williams holds two undergraduate degrees, one from Louisiana Tech University and one from the University of Florida. Dr. Williams received his DVM degree from the University of Georgia, College of Veterinary Medicine.

Dennis M. Wolfson, age 63, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Wolfson is a life long resident of Jacksonville. Mr. Wolfson is self-employed as a real estate investor, mortgage broker and real estate broker. Mr. Wolfson served as Senior Vice President and Director of the Daylight Grocery Company. In addition, he served as Vice President and Director of Merritt-Chapman & Scott Corporation, managing a ninety million dollar portfolio. Mr. Wolfson is a trustee of Wolfson Children's Hospital in Jacksonville and of the Jacksonville Jewish Foundation. Mr. Wolfson attended Bentley College and Boston University. He received his Bachelor's degree in Finance from the University of Georgia.

                         NON-DIRECTOR EXECUTIVE OFFICERS

David L. Young, age 59, is Executive Vice President, Chief Financial Officer and Corporate Secretary of Atlantic BancGroup and Executive Vice President and Chief Financial Officer of the Bank. Mr. Young joined the Bank in May 1997. Prior to joining the Bank, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Bank Management at the University of Virginia.

Grady R. Kearsey, age 60, is Executive Vice President and Senior Loan Officer of the Bank. Mr. Kearsey joined the Bank in July 1997 and served as Vice President
- Lender until January 2001, when he was promoted to his current position. Prior to joining the Bank, Mr. Kearsey served as Vice President - Market Manager of SunTrust Bank from 1996 to July 1997. Prior to serving with SunTrust, Mr. Kearsey was with Ponte Vedra National Bank. Mr. Kearsey has a Bachelor's degree from Jacksonville University.

--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
         Vote "For" the Election of the Three Class I Director Nominees.
--------------------------------------------------------------------------------

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table contains information regarding the current beneficial ownership of Atlantic BancGroup common stock of each director nominee, continuing director and non-director executive officer as of the record date. Based upon stock ownership filing with the Securities and Exchange Commission, to the best of our knowledge, Mr. Watson is the only beneficial owner of more than 5% of Atlantic BancGroup's common stock.

                                               Number         % of
                                             of Shares      Beneficial
Name                                         Owned (1)      Ownership
-------------------                          ---------      ---------
Frank J. Cervone                               14,640         1.17%
Barry W. Chandler                              15,000         1.20
Jimmy D. Dubberly                              13,640         1.09
Donald F. Glisson, Jr                          40,611         3.26
Grady R. Kearsey                                3,670         0.29
Robin H. Scheiderman                           50,400         4.04
Gordon K. Watson                               80,579         6.46
Conrad L. Williams                              6,120         0.49
Dennis M. Wolfson                              12,300         0.99
David L. Young                                  7,320         0.59
                                              -------      -------

All directors and executive officers as
a group (10 individuals)                      244,280        19.58%
                                              =======      =======

-----------

(1)   Includes shares for which the named person:

      o     has sole voting and investment power;

      o     has shared voting and investment power with a spouse, or

      o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The Summary Compensation Table below shows compensation information regarding Barry W. Chandler, Chief Executive Officer and President of Atlantic BancGroup and Chief Executive Officer, President and Chairman of the Board of the Bank; Grady R. Kearsey, Executive Vice President and Senior Loan Officer of the Bank; and David L. Young, Executive Vice President and Chief Financial Officer of Atlantic BancGroup and the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

                         (Table to follow on next page)

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                                                      Annual Compensation
                                                 ------------------------------------------------------------


                                                                                                    Other
                                                                                                    Annual
    Name and Principal Position                  Year            Salary         Bonus            Compensation
    ---------------------------                  ----            ------         -----            ------------
                                                 2004           $150,000       $15,000           $ 47,318(2)
    Barry W. Chandler                            2003            134,375        16,125             22,535(2)
    President and Chief Executive Officer        2002            125,000        14,225(1)          13,596(3)

    Grady R. Kearsey                             2004           $ 95,000       $ 9,500           $ 13,440(4)
    Executive Vice President and Senior          2003             86,000        10,320              8,550(4)
    Loan Officer                                 2002             80,000         9,104(6)           3,525(5)

    David L. Young                               2004           $ 89,000       $ 8,900           $ 12,223(6)
    Executive Vice President and Chief           2003             82,775         9,933              7,024(6)
    Financial Officer                            2002             77,000         8,763(1)           5,082(7)

--------------------------

(1)   Mr.  Chandler,  Mr.  Kearsey and Mr. Young  received their 2002 bonuses in
      2003.

(2)   Includes Simple IRA  contribution,  split dollar life insurance  premiums,
      Indexed  Retirement  Plan  accruals,   directors'  fees,   referral  fees,
      incentives, vacation buy-back and Kiwanis Club dues.

(3)   Includes split dollar life insurance  premiums,  Simple IRA  contribution,
      Indexed   Retirement  Plan  accrual;   directors'  fees,   referral  fees,
      incentives, vacation buy-back and Kiwanis Club dues.

(4)   Includes  Simple  IRA  contribution,   Indexed  Retirement  Plan  accrual,
      referral fees, incentives, vacation buy-back and Exchange Club dues.

(5) Includes split dollar life insurance premiums, simple IRA contribution referral fees, incentives, vacation buy-back and Exchange Club dues.

(6) Includes Board Secretary fees, Simple IRA contribution, Indexed Retirement Plan accruals, referral fees, incentives and vacation buy-backs.

(7) Includes Board Secretary fees, split dollar life insurance premiums, referral fees, incentives and vacation buy-back.

Benefits

      Officers of the Bank are provided hospitalization, major medical, short and long-term disability insurance, dental insurance and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employment Contracts

      Neither Atlantic BancGroup nor the Bank has employment agreements with any of its employees.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Atlantic BancGroup or the Bank. Atlantic BancGroup has no loans outstanding to its directors or officers. As of December 31, 2004, the Bank's total outstanding balances on loans to directors, executive officers and principal shareholders of Atlantic BancGroup and the Bank were $1,964,102.37.

      Watson & Osborne, P.A., in which Atlantic BancGroup's director Gordon K. Watson is a partner, is a law firm that handles some of the Bank's mortgage closings. The fees received for such services are paid by the borrowers and are the same types of fees charged to borrowers from other unaffiliated banks for like services.

               PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE
o                INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING           o
                                DECEMBER 31, 2005

      Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A. ("Stevens, Powell"), as the independent auditors for Atlantic BancGroup and the Bank for the fiscal year ending December 31, 2005. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

      Audit Fees: The aggregate fees billed for professional services by Stevens, Powell, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2003, and December 31, 2004, were $89,870 and $110,850, respectively.

      Audit-Related Fees: In 2003 and 2004, Stevens, Powell also billed Atlantic BancGroup $412 and $465, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements, which included courier costs and postage for confirmations.

      Tax Fees: In 2003 and 2004, Stevens, Powell also billed Atlantic BancGroup $4,160 and $4,800, respectively, for tax compliance and advice, including the preparation of Atlantic BancGroup's corporate tax returns. In 2004, tax fees included reimbursement of state corporate annual report filing fees of $300.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

      All Other Fees: In addition to those fees described above, Stevens, Powell also billed Atlantic BancGroup $1,000 and $4,255 in 2003 and 2004, respectively. For 2003, such fees were for attendance at a strategic planning session and related consultation. For 2004, these fees were for attendance at meetings covering planning for implementation of Section 404 of the Sarbanes-Oxley Act in 2005, consultation for Federal Reserve reporting requirements, capital planning, and amendments to indexed retirement plan and other accounting matters, including sale of Small Business Administration loans, budgeting, and training.

      In all instances, Stevens, Powell performance of those services was pre-approved by Atlantic BancGroup's Audit Committee, pursuant to its internal policies, except for the category of All Other Fees, which is less than 5% of the total fees, and in 2004 was directly related to either invitations to attend meetings of Atlantic BancGroup's Board of Directors (and/or follow-up meetings related to implementation of Section 404 of the Sarbanes-Oxley Act in 2005) and requests of management of the Atlantic BancGroup to provide accounting consultation or training.

      In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Atlantic BancGroup's common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Stevens, Powell, the Board of Directors will consider the selection of other auditors.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
           the Ratification of Stevens, Powell & Company, P.A., as the
       Independent Auditors for the Fiscal Year Ending December 31, 2005.
--------------------------------------------------------------------------------

                 o PROPOSAL III. ADJOURNMENT OF ANNUAL MEETING o

      The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by the Atlantic BancGroup to be voted for an adjournment, we are submitting this item as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
             the Approval of the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

      To the best of our knowledge, during 2004 each of our directors and officers timely filed all reports required by Section 16(a) of the Securities
Exchange Act of 1934. We have no record of any person having beneficial ownership of 10% or more of Atlantic BancGroup common

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 stock.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2006 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 22, 2005. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

      Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Atlantic BancGroup has no formal procedures for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board, the shareholder may mail or deliver such communication to Barry W. Chandler, President and Chief Executive Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250. Should a shareholder wish to address the Board in person, the shareholder may submit a request to Mr. Chandler. Depending on the matter the shareholder wishes to discuss with the Board and the Board's schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

                                  SOLICITATION

      The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 proxy by marking the appropriate box on the Proxy Card.

                     AVAILABILITY OF ADDITIONAL INFORMATION

      Accompanying this Proxy Statement is Atlantic BancGroup's 2004 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves as our Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250, telephone number (904) 247-9494.

         Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.

Atlantic BancGroup, Inc.
March 29, 2005

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                    EXHIBIT A
                          AMENDED AND RESTATED EXTERNAL
                             AUDIT COMMITTEE CHARTER

                            ATLANTIC BANCGROUP, INC.
                              AMENDED AND RESTATED
                        EXTERNAL AUDIT COMMITTEE CHARTER

      WHEREAS, the National Association of Securities Dealers, Inc. ("NASD") has adopted rules requiring those companies whose securities are listed on NASD exchanges to establish audit committees of their Boards of Directors and adopt charters for those committees; and

      WHEREAS, in compliance with such rules, Atlantic BancGroup, Inc.'s ("Atlantic") Board of Directors ("Board") has established an Audit Committee and adopted a Charter for its governance; and

      WHEREAS,   this  Charter  and  the  Audit   Committee  exist  and  operate
independently of the Internal Audit Departments of Atlantic and its wholly-owned subsidiary Oceanside Bank;

      WHEREAS, Atlantic's independent outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Atlantic's shareholders; and

      WHEREAS, the Board and the Audit Committee have the ultimate authority to evaluate and nominate the outside independent auditor to be proposed for shareholder approval in the Proxy Statement for each of Atlantic's Annual Meetings of Shareholders; and

      WHEREAS, the Board wishes to amend and restate the terms of its Audit Committee Charter.

      NOW THEREFORE, the Audit Committee of the Board of Directors of Atlantic BancGroup, Inc. shall be established and governed in accordance with the provisions of this Amended and Restated Charter:

      Section 1. Composition of the Audit Committee.The Audit Committee shall be comprised of three members of the Board. Such members must be Independent Directors, as defined in NASD Rule 4200(a)(15), and must be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements. The members of the Audit Committee shall be elected each year by the whole Board and may only be removed therefrom simultaneously with their removal from the Board, pursuant to methods provided by Atlantic's Articles of Incorporation. The initial members of the Audit Committee, to serve in 2000, shall be: Jimmy Dubberly (Chairman); Robin Scheiderman; and Conrad Williams.

      Section 2. Responsibilities of the Audit Committee. The Audit Committee shall be responsible for the oversight of all external audit programs of Atlantic. Such responsibilities shall include, but not be limited to:

      (a) Ensuring receipt from Atlantic's independent outside auditor of a formal written statement delineating all relationships between such auditor and Atlantic, consistent with Independence Standards Board Standard 1;

      (b) Actively engaging Atlantic's independent outside auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of that auditor;

      (c) Taking, or recommending that the Board take, appropriate action to ensure the independence of Atlantic's independent outside auditor;

      (d)   Continually   evaluating  the   performance   and   independence  of
            Atlantic's independent outside auditor;

      (e) Prior to the printing of the Proxy Statement for each of Atlantic's Annual Meetings of Shareholders, selecting and recommending a nominee to the Board to be Atlantic's independent auditor;

      (f) Reviewing and assessing the adequacy of this Charter on an annual basis and making recommendations to the Board regarding the audit programs and policies of Atlantic.

      Section 3. Governance and Processes of the Audit Committee.

      (a) Organizational Meeting. Each year, within four weeks of its members having been elected by the Board, the Audit Committee shall hold an "Organizational Meeting". At the Organizational Meeting, the Audit Committee shall elect a Chairperson, who shall preside over all meetings of the Audit Committee for that year, and shall establish a schedule for its regular meetings, pursuant to Section 3(b) herein.

      (b) Regular Meetings. The Audit Committee shall meet quarterly as scheduled by the Audit Committee at the Organizational Meeting. The first quarterly meeting must be held prior to the filing of Atlantic's Form 10-KSB with the Securities and Exchange Commission for the preceding fiscal year.

      (c) Special Meetings. A special meeting of the Audit Committee may be called by the Chairperson or by both of the other two members of the Audit Committee, by providing all other members of the Audit Committee with five days' written notice of the date and time of the special meeting.

      (d) Location of Meetings. All regular and special meetings shall be held at Atlantic's corporate headquarters, or at such other place as all members of the Audit Committee may agree upon.

      (e) Attendance. Except in the case of emergency, all members of the Audit Committee are expected to attend all meetings, Organizational, regular, and special, of the Audit Committee.

      (f) Guests. All meetings of the Audit Committee shall be closed to all non-members. However, by majority vote, the Audit Committee may invite guest(s) to attend its meetings to either observe, respond to questions or make presentations. Such potential guests may include, without limitation, Atlantic's President, Chief Financial Officer, corporate counsel, or representatives from Atlantic's outside independent auditor.

      (g) Interaction with Auditor. The independent outside auditor and the Audit Committee are to have direct access to each other. Such access is to be used, without limitation, to make inquiries and reports and to define and examine the scope and quality of the services provided to Atlantic by the independent outside auditor.

      (h) Governance. All actions and recommendations of the Audit Committee shall be determined by majority vote of the Audit Committee at a duly called and held meeting thereof.

      WHEREFORE, this Amended and Restated Audit Committee Charter was adopted by the Board of Directors of Atlantic BancGroup, Inc. this 15th day of March, 2001.

                                          Attest:


/s/ Donald F. Glisson, Jr.                /s/ David L. Young
----------------------------------        ---------------------
Donald F. Glisson, Jr.,                   David L. Young,
Chairman of the Board of Directors        Corporate Secretary

                                                 (SEAL)